                                               --------------------------------
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                                               --------------------------------
                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [_]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                              THE MEXICO FUND, INC.


                              1775 Eye Street, N.W.
                            Washington, DC 20006-2401

                    Notice of Annual Meeting of Shareholders

                                 March 22, 2001

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Meeting") of The Mexico Fund, Inc. (the "Fund") will be held at 30 Rockefeller Plaza, 23/rd/ Floor, New York, New York, 10112 on March 22, 2001 at 2:00 P.M. for the following purposes:

                  (1)      To elect three Directors;

                  (2) To ratify the selection of Arthur Andersen LLP as independent public accountants of the Fund for its fiscal year ending October 31, 2001;

                  (3) To consider a shareholder proposal that the shareholders of the Fund recommend that the Board of Directors consider implementing a policy that on any business day, any unit of one hundred thousand shares (100,000) of the Fund's stock may be delivered to the Fund in exchange for proportionate amounts of the underlying assets (securities and money) represented by the unit (adjusted for accrued but unpaid income and expenses); and

                  (4) To transact such other business as may properly come before the Meeting or any adjournment thereof.

         The Board of Directors fixed the close of business on February 16, 2001 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof, and only holders of record of shares at the close of business on that date are entitled to notice of, and to vote at, the Meeting and any adjournment thereof.

         You are cordially invited to attend the Meeting. All shareholders are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

                                   By Order of the Board of Directors,

                                   Samuel Garcia Cuellar
                                   Secretary

New York, New York
Dated: February 22, 2001


--------------------------------------------------------------------------------
         PLEASE RESPOND - YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN AND MAIL THE PROXY IN THE MANNER PROVIDED. IT IS IMPORTANT THAT YOU RETURN YOUR PROXY AS SOON AS POSSIBLE TO ASSURE THAT YOUR PROXY WILL BE VOTED AND TO AVOID ANY ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION.
--------------------------------------------------------------------------------

                                PROXY STATEMENT
                             THE MEXICO FUND, INC.

                             1775 Eye Street, N.W.
                           Washington, DC 20006-2401

                                  ----------

                        Annual Meeting of Shareholders

                                March 22, 2001

                                  ----------

                                 INTRODUCTION

         This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of The Mexico Fund, Inc. (the "Fund"), a Maryland corporation, to be voted at the Annual Meeting of Shareholders of the Fund (the "Meeting") to be held at 30 Rockefeller Plaza, 23rd Floor, New York, New York, 10112 on March 22, 2001 at 2:00 P.M. and at any adjournment thereof. The approximate mailing date of this Proxy Statement is February 22, 2001. The report for the fiscal year ended October 31, 2000, including financial statements, was previously mailed to shareholders on December 20, 2000. To request a copy of the annual report, please visit the Fund's web site at www.themexicofund.com or contact the Fund's Information Agent at: Morrow & Co., Inc., 14755 Preston Road - Suite 725, One Signature Place, Dallas, Tx 75240, (800) 224-4134. A representative of Arthur Andersen LLP, who is expected to be present at the Meeting, will have an opportunity to make a statement if he or she desires to do so and will be available to answer questions.

         All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked on the proxies. Unless instructions to the contrary are marked thereon with respect to each Proposal, a properly executed proxy will be voted FOR Proposals 1 and 2 but AGAINST Proposal 3. The appointed proxies will vote in their discretion on any other business as may properly come before the meeting or any adjournment or postponements thereof.

         For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present.

         Approval of each of the Proposals requires the affirmative vote of a majority of the shares cast at the Meeting. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on all proposals. For purposes of Proposal 1 and 2, broker non-votes will be voted FOR each Proposal. For purposes of Proposal 3, broker non-votes do not constitute a vote "for" or "against" the Proposal and will be disregarded in determining the "votes cast" on the Proposal.

         Any shareholder giving a proxy has the right to attend the Meeting to vote his or her shares in person (thereby revoking any prior proxy) and also the right to revoke the proxy at any time by written notice received by the Fund prior to its exercise.

         In the event that the necessary quorum to transact business at the Meeting is not obtained or a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the proxy holders may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy. If the necessary quorum is not obtained, the persons named as proxies will vote in favor of the adjournment. If a quorum is present, the proxy holders will vote proxies which vote for any proposal with respect to which insufficient votes for approval have been received in favor of such an adjournment, and will vote those proxies required to be voted against such a proposal, against adjournment. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any adjournment if sufficient votes have been received for approval. In the event any of the proposals are not approved by shareholders, the Board of Directors of the Fund will consider appropriate action.

         The Board of Directors has fixed the close of business on February 16, 2001 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. Shareholders on the record date will be entitled to one vote for each share held. As of October 31, 2000, the Fund had outstanding 49,052,125 shares of common stock, par value $1.00 per share. To the best of the Fund's knowledge based on filings made with the Securities and Exchange Commission, as of October 31, 2000, the beneficial owners of more than five percent (5%) of the voting securities of the Fund are the following:

-----------------------------------------------------------------------------------------------------------------

Name and Address                                    Number of Shares               Percentage (%) of the Fund's
                                                    Beneficially Owned             outstanding shares
-----------------------------------------------------------------------------------------------------------------
Presidents and Fellows of Harvard College.              7,190,901                            14.66%
600 Atlantic Avenue Boston, MA 02210
-----------------------------------------------------------------------------------------------------------------
Mira, L.P.                                              3,116,700                             6.35%
One Chase Manhattan Plaza, 42/nd/ Floor,
New York, New York 10005
-----------------------------------------------------------------------------------------------------------------

The State Teachers Retirement Board of Ohio.            2,890,561                             5.89%
275 East Broad Street, Columbus, Ohio 43215
-----------------------------------------------------------------------------------------------------------------

PROPOSAL 1:                ELECTION OF DIRECTORS

         The Board of Directors of the Fund is divided into three classes of Directors, as nearly equal in number as possible, each of which serves for three years with one class being elected each year. Each year the term of office of one class will expire. The terms of office of Messrs. Claudio X. Gonzalez, Jose Luis Gomez Pimienta and Robert L. Knauss expire this year. Messrs. Gonzalez, Gomez Pimienta and Knauss have been nominated as Class II Directors for a three year term expiring in 2004. The nominees have indicated an intention to serve if elected and have consented to be named in this Proxy Statement.

         The Board of Directors of the Fund knows of no reason why any of these nominees would be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substituted nominees as the Board of Directors may recommend. The Fund's Directors and executive officers beneficially own less than 0.1% of the Fund's common stock. None of the Directors, with the exception of Mr. Jose Luis Gomez Pimienta, is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

The nominees for election as Class II Directors are as follows:

                        Class II (Term Expiring in 2004):

                                                                                                          Shares of Common
                                                Principal Occupation                                     Stock Beneficially
                                                 for Past Five Years                     Director             Owned on
     Name and Address                          and Other Directorships          Age        Since             01/31/01(1)
     ----------------                          -----------------------          ---        -----             -----------
Claudio X. Gonzalez++                   Chairman of the Board and Chief         66         1981              10,000
Lagrange 103                            Executive Officer, Kimberly-Clark de
11560 Mexico, D.F., Mexico              Mexico, S.A. de C.V. (consumer
                                        products); Director, Banco Nacional de
                                        Mexico, S.A. (bank); Director,
                                        Kimberly-Clark Corp. (U.S.A.); Director,
                                        Kellogg Company (food products);
                                        Director, General Electric Co.
                                        (industrial and financial products);
                                        Director, Planet Hollywood Int. (theme
                                        entertainment); Director, Unilever, PLC
                                        and Unilever N.V. (consumer products);
                                        Director, Telefonos de Mexico, S.A. de
                                        C.V. (telecommunications);

                                                                                                                   Shares of Common
                                                  Principal Occupation                                            Stock Beneficially
                                                   for Past Five Years                            Director             Owned on
     Name and Address                            and Other Directorships                 Age        Since             01/31/01(1)
     ----------------                            -----------------------                 ---        -----             -----------
                                          Director, Grupo Televisa, S.A. de C.V.
                                          (broadcasting); Director, America
                                          Movil (Telecommunications); Member,
                                          International Advisory Council, J.P.
                                          Morgan. Formerly Supervisory Director,
                                          The First Mexico Income Fund, N.V.;
                                          Director Fondo Mexico de Deuda de Largo
                                          Plazo, S.A. de C.V.; Fondo Mexico de
                                          Deuda de Corto Plazo, S.A. de C.V. and
                                          Fondo Mexico de Capitales, S.A. de C.V.
                                          (Mexican investment companies).


     Jose Luis Gomez Pimienta*            President, The Mexico Fund, Inc.;               61        1989                 7,295
     Aristoteles 77, 3/rd/ Floor          Chairman of the Board and Director
     Col. Polanco                         General, Impulsora del Fondo Mexico, S.A.
     Mexico, 11560 Mexico, D.F., Mexico   de C.V. (investment adviser); Director
                                          and member of the Executive Committee,
                                          Bolsa Mexicana de Valores, S.A. de C.V.
                                          (Mexican Stock Exchange). Formerly President
                                          and Supervisory Director, The First Mexico
                                          Income Fund N.V.; Chairman of the Board and
                                          Director General, Impulsora del Fondo Mexico
                                          Controladora, S.A. de C.V. (holding company);
                                          Chairman of the Board and Director General,
                                          Impulsora Capital Markets, S.A. de C.V.
                                          (investment adviser); Chairman of the Board
                                          and Director General, Impulsora de Fondos
                                          Mexicanos, S.A. de C.V. (mutual fund sponsor);
                                          Vice Chairman of the Board of Fondo Mexico de
                                          Deuda de Largo Plazo, S.A. de C.V., Fondo
                                          Mexico de Deuda de Corto Plazo, S.A. de C.V.
                                          and Fondo Mexico de Capitales, S.A. de C.V.
                                          (Mexican investment companies).

                                          Principal Occupation                                               Shares of Common Stock
                                           for Past Five Years                                 Director      Beneficially Owned on
       Name and Address                  and Other Directorships                     Age        Since             01/31/01(1)
       ----------------                  -----------------------                     ---        -----             -----------
Robert L. Knauss++                     Chairman of the Board and Chief                69        1985                  2,299
5151 San Felipe                        Executive Officer, Baltic International
Suite 1661                             USA, Inc. (investments);  Chairman of
Houston, TX  77056                     the Board, Philips Service Corp.
                                       (industrial services); Director,
                                       Equus Ltd. II (investment). Formerly,
                                       Dean and Distinguished University Professor,
                                       University of Houston Law School; Dean,
                                       Vanderbilt Law School; Director, Allwaste
                                       Inc. (environmental services); Director,
                                       ENRON (energy).


1) The information as to beneficial ownership is based on statements furnished to the Fund by the Directors. All shares listed in this table are owned with sole voting and investment power, and in the aggregate represent less than 1/10 of 1% of the total shares outstanding of common stock as of January 31, 2001.
++ Audit Committee and Nominating and Corporate Governance Committee member.
* Director is an "interested person" (as defined in the 1940 Act ("interested director")). Mr. Gomez Pimienta is deemed to be an interested director by reason of his affiliation with the Fund's investment adviser, Impulsora del Fondo Mexico, S.A. de C.V. (the "Adviser").


Continuing Directors

         The balance of the current Directors consists of two Class I and Class III Directors, none of whom is a nominee for election at the Meeting and all of whom will continue in office after the Meeting for the terms shown below. The Directors are as follows:

                        Class I (Term Expiring in 2003):


                                      Principal Occupation                                            Shares of Common Stock
                                       for Past Five Years                                Director    Beneficially Owned on
       Name and Address              and Other Directorships                     Age       Since            01/31/01(1)
       ----------------              -----------------------                     ---       -----            -----------
Philip Caldwell++                 Retired  Chairman  & CEO,  Ford Motor           81         1991               5,014
Ford Motor Company                Company (automobiles); Director,
225 High Ridge Road               Mettler-Toledo, Inc. (manufacturer of
West Building, Suite 180          scales and other weighing instruments);
Stamford, CT  06905               Director, Waters Corporation
                                  (manufacturers of scientific  instruments);
                                  Director, Russell Reynolds Associates, Inc.
                                  (executive recruitment). Formerly
                                  Director and Senior Managing Director,
                                  Lehman Bros. Inc. (investment banking);
                                  Director, Chase Manhattan Corp., Chase
                                  Manhattan Bank, NA (banking), Digital
                                  Equipment Corporation (computer technology),
                                  Federated Department Stores, Inc. (retailing),
                                  Kellogg Company (food products) and
                                  Zurich Holding Company of America, Inc.
                                  (insurance). Member of The Business
                                  Council; formerly member, Policy
                                  Committee of The Business Roundtable,
                                  Trilateral Commission, U.S. Trade
                                  Representative Advisory Committee for
                                  Trade Negotiations, Mexico-U.S. Business
                                  Committee. Laureate National Business
                                  Hall of Fame.

                                           Principal Occupation                                            Shares of Common Stock
                                            for Past Five Years                                Director    Beneficially Owned on
       Name and Address                   and Other Directorships                     Age       Since            01/31/01(1)
       ----------------                   -----------------------                     ---       -----            -----------
Jaime Serra Puche++                 Senior Partner, Serra and Associates               50        1997               1,625
Edificio Plaza                      International (law and economics
Prolongacion Paseo de la            consulting firm); Trustee, Yale
Reforma 600-103                     University; Director, Tubos de Acero
Santa Fe                            de Mexico, S.A. de C.V. (steel
01210 Mexico, D.F., Mexico          manufacturing); Director, Alcatel-Indetel,
                                    S.A. de C.V. (telecommunications equipment);
                                    Partner, Centros de Arbitrajes (arbitration);
                                    Director, Vitro, S.A. de C.V. (glass
                                    manufacturer); Director, Grupo
                                    Ferroviario Mexicano, S.A. de C.V.
                                    (railways). Formerly, Secretary of
                                    Finance (Mexico); Weinberg Visiting
                                    Professor, Princeton University;
                                    Secretary of Trade and Industry
                                    (Mexico); Minister in charge of
                                    negotiations for Mexico, North American
                                    Free Trade Agreement and the trade
                                    agreements entered into by Mexico with
                                    Chile, Bolivia, Venezuela, Colombia and
                                    Costa Rica, and Distinguished Visiting
                                    Associate, Carnegie Endowment for
                                    International Peace.

                                                Class III (Term Expiring in 2002):


                                         Principal Occupation                                                Shares of Common Stock
                                         for Past Five Years                                   Director      Beneficially Owned on
       Name and Address                  and Other Directorships                       Age       Since            01/31/01(1)
       ----------------                  -----------------------                       ---       -----            -----------
Juan Gallardo T.++                   Chairman of the Board, Grupo                      53         1985              10,000
Monte Caucaso 915                    Embotelladoras Unidas S.A. de C.V.
4/th/ Floor                          (bottling); Coordinator, Mexican Business
Lomas de Chapultepec                 Council for the North American Free Trade
11000 Mexico, D.F., Mexico           Agreement (NAFTA); Director, Clevite de
                                     Mexico, S.A. de C.V. (auto parts); Director,
                                     Nacional de Drogas (pharmaceutical distribution
                                     company); Director, Bombardier Concarrill
                                     (manufacturing); Vice Chairman, Home Mart de
                                     Mexico S.A. de C.V. (retail trade); Director,
                                     Lafarge Coppe (cement and biotechnology); Director,
                                     Caterpillar Inc. (farming equipment). Formerly
                                     Chairman of the Board of Supervisory Directors, The
                                     First Mexico Income Fund N.V.; Chairman of the Board,
                                     Fondo Mexico de Deuda de Largo Plazo, S.A. de C.V.,
                                     Fondo Mexico de Deuda de Corto Plazo, S.A. de C.V.
                                     and Fondo Mexico de Capitales, S.A. de C.V. (Mexican
                                     investment companies), Chairman of the Board, Grupo
                                     Azucaro Mexico, S.A. de C.V. (filed under Mexican law
                                     for creditor protection May 9, 2000) (sugar production).

                                    -8-

                                                                                                          Shares of Common
                                              Principal Occupation                                       Stock Beneficially
                                                for Past Five Years                       Director            Owned on
   Name and Address                           and Other Directorships           Age         Since           01/31/01(1)
   ----------------                           -----------------------           ---         -----           -----------
Agustin Santamarina V.                  Of Counsel,  Santamarina y Steta (law    74         1981               2,400
++Edificio Omega                        firm); Chairman of the Board,
Campos Eliseos 345, 2/nd/ Floor         Alcatel-Indetel, S.A. de C.V.
11560 Mexico, D.F. Mexico               (telecommunications equipment);
                                        Vice-Chairman of the Board,
                                        Kimberly-Clark de Mexico, S.A. de C.V.
                                        (consumer products); Director, Grupo
                                        Carso, S.A. de C.V. (diversified holding
                                        company); Director, Grupo Mexico, S.A.
                                        de C.V. (mining and railroads);
                                        Director, Grupo Condumex, S.A. de C.V.
                                        (electronic cables and auto parts);
                                        Director, SanLuis Corporacion, S.A. de C.V.
                                        (mining and auto parts); Director, Alfa, S.A.
                                        de C.V. (diversified holding company). Formerly
                                        Director, Fondo Mexico de Deuda de Corto
                                        Plazo, S.A. de C.V. and Fondo Mexico de
                                        Capitales, S.A. de C.V. (Mexican
                                        investment companies).

-----------------------

(1) The information as to beneficial ownership is based on statements furnished to the Fund by the Directors. All shares listed in this table are owned with sole voting and investment power, and in the aggregate represent less than 1/10 of 1% of the total shares outstanding of common stock as of January 31, 2001.
++ Audit Committee and Nominating and Corporate Governance Committee member.

         The Fund has a standing Audit Committee and a Nominating and Corporate Governance Committee. The Audit Committee is composed entirely of Directors who are not "interested persons" of the Fund or the Fund's investment adviser within the meaning of the 1940 Act, and who are "independent" as defined in the New York Stock Exchange listing standards. The Audit Committee reviews both the audit and non-audit work of the Fund's independent public accountants, submits recommendations to the Board of Directors as to the selection of independent public accountants, and reviews compliance of the Fund with regulations of the Securities and Exchange Commission and the Internal Revenue Service, and other related matters.

         The Fund adopted an Audit Committee Charter on December 6, 1999, a copy of which is attached to this Proxy Statement as Exhibit A. The Audit Committee has received written disclosures and the letter required by Independence Standards Board No.1 from Arthur Andersen LLP, the Fund's independent auditors, and has discussed with Arthur Andersen LLP its independence. The Audit Committee has also reviewed and discussed the audited financial statements with Fund management and Arthur Andersen LLP, and discussed certain matters with Arthur Andersen LLP addressed by Statements on Auditing Standards No. 61. Based on the foregoing, the Audit Committee recommended to the Board of Directors that the Fund's audited financial statements be included in the Fund's Annual Report for the fiscal year ended October 31, 2000.

         The Nominating and Corporate Governance Committee recommends nominations for membership on the Board of Directors. It evaluates candidates' qualifications for Board membership and, with respect to nominees for positions as independent directors, their independence from the Fund's investment adviser and other principal service providers. It periodically reviews director compensation and will recommend any appropriate changes to the Board as a group. This Committee also reviews and may make recommendations to the Board relating to those issues that pertain to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing the management of the Fund. The Nominating and Corporate Governance Committee does not consider candidates for the Board of Directors suggested by stockholders.

         During the Fund's fiscal year ended October 31, 2000, the Board held four regular meetings, four telephonic special meetings, two Audit Committee meetings and one Nominating and Corporate Governance Committee meeting. Each Director then in office attended 75% or more of the aggregate number of regular and special meetings of the Board.

         During the fiscal year ended October 31, 2000, the Fund paid each Director, with the exception of Mr. Gomez Pimienta (who is not compensated for his services as Director), an annual retainer of $12,000 and $2,000 per meeting attended. The Fund also paid a $1,500 per diem fee to each Director for travel required to attend a Board meeting and reimbursed all Directors, with the exception of Mr. Gomez Pimienta, for out-of-pocket expenses relating to attendance at meetings. The aggregate amount of fees paid and expenses reimbursed to the Directors for the twelve-month period ended October 31, 2000 was $283,696.

         The following table sets forth the aggregate compensation (not including per diem fees and expense reimbursement) paid by the Fund to each Director (other than Mr. Gomez Pimienta, who receives no director fees or other compensation for services as a director of the Fund) during the fiscal year ended October 31, 2000, as well as the total compensation paid by the Fund to each Director.

                                                                             Total
                                                      Pension or          Compensation
                                  Aggregate       Retirement Benefits       From Fund
                                Compensation       Accrued as Part of      Complex Paid
Name of Director                  from Fund           Fund Expenses        to Directors*
----------------                ------------       ------------------     ---------------
Juan Gallardo T.                   $24,000                None               $24,000
Philip Caldwell                     28,000                None                28,000
Claudio X. Gonzalez                 28,000                None                28,000
Robert L. Knauss                    28,000                None                28,000
Agustin Santamarina V.              28,000                None                28,000
Jaime Serra Puche                   24,000                None                24,000

*        There are no other funds in the Fund Complex.

----------------------

         The Fund has adopted a policy that half of the annual retainer paid by the Fund to its Directors is used by each Director to purchase Fund shares on the secondary market. All Board members have complied with this policy.

         The officers of the Fund and their principal occupations for the past five years are: Jose Luis Gomez Pimienta (age 61), President (since 1981), who also serves as Chairman of the Board and Director General of the Adviser, Samuel Garcia-Cuellar (age 58), Secretary (since 1981), who is a partner of Creel, Garcia-Cuellar y Muggenburg, S.C., Mexican counsel to the Fund, Secretary of the Adviser and a Director of Grupo Modelo (beverages); and Carlos Woodworth Ortiz (age 57), who is Treasurer and Compliance Officer of the Fund (since 1981), and a Deputy Director of the Adviser, and an Alternate Director of the Bolsa Mexicana de Valores, S.A. de C.V. (Mexican Stock Exchange). Additional officers of the Fund are: Hector Trigos (age 40), Vice President, Research (since 1999), who also serves as Director of Research of the Adviser; Alberto Osorio (age 33), Vice President, Finance (since 1999), who also serves as Director of Finance of the Adviser; and Eduardo Solano, (age 32), Vice President, Investor Relations (since 1999), who also serves as Director of Economic Research of the Adviser. These officers have all served as Officers of the Adviser for the past five years. Allan S. Mostoff (age 68) and Sander M. Bieber (age 50), partners of Dechert, U.S. counsel to the Fund, are Assistant Secretaries of the Fund (since 1981 and 1989, respectively). The officers of the Fund serve at the discretion of the Board of Directors.

         The Board of Directors recommends that shareholders vote FOR the election of each of the three nominees to the Fund's Board of Directors.

PROPOSAL 2:    SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors, upon recommendation of the Audit Committee, has selected Arthur Andersen LLP as independent public accountants to examine the financial statements of the Fund for the fiscal year ending October 31, 2001. Audit services performed by Arthur Andersen LLP during the most recent fiscal year included examination of the financial statements of the Fund, review of filings with the Securities and Exchange Commission and preparation of tax returns.

During the fiscal year ended October 31, 2000, the Fund incurred the following fees for services provided by Arthur Andersen LLP:

--------------------------------------------------------------------------------

       Audit Fees          Financial Information Systems
                           Design and Implementation Fees       All Other Fees

--------------------------------------------------------------------------------

        $84,533                       None                          $31,900
--------------------------------------------------------------------------------

         During the Adviser's last fiscal year (calendar year 2000), Arthur Andersen LLP provided audit and tax services to the Adviser and was paid an aggregate amount of $53,122.

         The Audit Committee has considered whether the provision of the services covered under the column "All Other Fees" is compatible with maintaining Arthur Andersen LLP's independence.

         The Fund knows of no direct or indirect interest of such firm in the Fund. A representative of Arthur Andersen LLP will be present at the Meeting and will have the opportunity to respond to questions from shareholders.

         The Board of Directors recommends that shareholders vote FOR the ratification of the selection of Arthur Andersen LLP as independent public accountants.

         PROPOSAL 3: SHAREHOLDER PROPOSAL

         Mr. and Mrs. Marshall and Pamela Feiring, 6916 Barnack Drive, Springfield, VA 22152, have submitted the following proposal for inclusion in this Proxy Statement. Such shareholders claim beneficial ownership of 390 shares of common stock.

         That the shareholders of the Fund recommend that the Board of Directors consider implementing a policy that on any business day, any unit of one hundred thousand shares (100,000) of the Fund's stock may be delivered to the Fund in exchange for proportionate amounts of the underlying assets (securities and money) represented by the unit (adjusted for accrued but unpaid income and expenses).

         The shareholder has requested that the following statement be included in the Proxy Statement in support of the proposal:

         The proposal reduces the effect of the Fund's market discount by allowing stockholders to withdraw their share of the Fund's assets and sell them for full value. A similar right has already been implemented with respect to SPDRs,1 which are stock in investment companies that operate like closed-end funds. SPDRs trade on the American Stock Exchange with relatively no market discount, suggesting the proposal will also benefit shareholders who do not withdraw Fund

_____________________
/1/     A registered trademark of the McGraw-Hill Companies.

assets. In addition, the proposal has a distinct advantage over other measures for reducing the Fund's discount. A shareholder exercising the withdrawal right does not compel the Fund to sell shares, which means the Fund does not have to liquidate its portfolio under inopportune market conditions or under conditions that could result in large taxable gains. See Aaron Lucchetti, In Closed-Ends, a Possible Way To Get Rid of Discounts to NAV, Wall St. J., Apr, 10, 2000, at R 14.

The Board of Directors unanimously recommends that shareholders vote AGAINST Proposal No. 3.

                                 OTHER MATTERS

         The Board of Directors does not know of any other matters that may be presented for action at the meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interests of the Fund.

                            ADDITIONAL INFORMATION

Investment Advisory and Administrative Services

         The Adviser. Impulsora del Fondo Mexico, S.A. de C.V. (the "Adviser"), 77 Aristoteles Street, 3rd Floor, Polanco, 11560 Mexico D.F., Mexico, has served as the investment adviser of the Fund from the time the Fund was established in 1981. Pursuant to the Investment Advisory and Management Agreement between the Fund and the Adviser, the Adviser receives an advisory fee at the rate of 0.85% of the Fund's average daily net assets up to $200 million, 0.70% of such assets between $200 million and $400 million, and 0.60% of such assets in excess of $400 million. For the fiscal year ended October 31, 2000, total advisory fees paid by the Fund to the Adviser aggregated $7,533,012.42 based on average net assets for the fiscal year of approximately $1,135,769,434.42. The Adviser is a Mexican corporation incorporated in 1980 in order to serve as investment adviser to the Fund, and was a wholly owned subsidiary of Impulsora del Fondo Mexico Controladora, S.A. de C.V. until October 13, 2000 when the two companies merged.

         Pursuant to an Administrative Services Agreement, effective April 1, 1994, which was amended and restated as of August 31, 2000, the Adviser also provides certain administrative services to the Fund which were previously performed by the Fund's Trustee, including the determination and publication of the net asset value of the Fund, the provision of assistance to the Fund to enable the Fund to maintain its books and records in accordance with applicable United States and Mexican law and the provision of assistance to the Fund's auditors in the preparation and filing of tax reports and returns. The Fund pays the Adviser an annual fee of $350,000 plus applicable taxes, as compensation for services provided under the Administrative Services Agreement.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

         Section 16(a) of the Securities Exchange Act of 1934, as amended, and
Section 30(h) of the 1940 Act require the Fund's officers and Directors, Adviser, affiliates of the Adviser, and persons who beneficially own more than ten percent of a registered class of the Fund's securities ("Reporting Persons"), to file reports of ownership of the Fund's securities and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Reporting Persons are also required by such regulations to furnish the Fund with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such forms received by it and written representations of certain Reporting Persons, the Fund believes that during fiscal year 2000, its Reporting Persons complied with all applicable filing requirements.

                                   EXPENSES

         The expense of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In order to obtain the necessary quorum and shareholder participation at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers or agents of the Fund.

                                 VOTE REQUIRED

         The presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund is required to constitute a quorum at the Meeting. Election of Directors (Proposal 1), ratification of the selection of independent public accountants (Proposal 2), and shareholder proposal (Proposal
3), will require the approval of the majority of votes validly cast at the Meeting.

                             SHAREHOLDER PROPOSALS

         If a shareholder intends to present a proposal at the 2002 Annual Meeting of Shareholders of the Fund and desires to have the proposal included in the Fund's Proxy Statement and form of proxy for that meeting, the shareholder must deliver the proposal to the offices of the Fund by October 23, 2001 for consideration by the Fund.

         Shareholders wishing to present proposals at the 2002 Annual Meeting of Shareholders of the Fund not to be included in the Fund's proxy materials should send written notice to the Secretary of the Fund of such proposals by December 21, 2001 but no earlier than November 21, 2001 in the form prescribed in the Fund's By-Laws.

                                 -------------

         SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                            By Order of the Board of Directors,



                                            Samuel Garcia Cuellar
                                            Secretary

Dated: February 22, 2001

                                   EXHIBIT A

                             The Mexico Fund, Inc.
                    Audit and Compliance Committee Charter
                    --------------------------------------

Mission
-------

         The mission of the Audit and Compliance Committee (the "Committee") of the Mexico Fund, Inc. is to oversee the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers, and to oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof. The Committee will also report to the Board of Directors (the "Board"), if necessary, any relationships between the auditor and the Fund, or any other relationships, which come to the Committee's attention that may adversely affect the independence of the auditor.

         The function of the Committee in this capacity is oversight; it is the responsibility of the Fund and the Fund's investment adviser to maintain appropriate systems for accounting and internal control, and the responsibility of the Fund's independent auditors to plan and carry out a proper audit.

         The independent auditors are directly accountable to the Committee and to the Board.

Committee Membership
--------------------

         The Committee shall be composed of at least three independent directors with the qualifications indicated below. The President of the Fund, although not a member of the Committee, will nonetheless be expected to have a significant role in assisting the Committee to discharge its responsibilities, including ensuring adequate access to, and support from, the staff of the Fund's investment adviser, Impulsora del Fondo Mexico.

Qualifications of Committee Members
-----------------------------------

     The Committee must have at least three independent directors. Independent directors may not be officers of the Fund and should be free of any relationships that would interfere with the exercise of independent judgment. A director with any of the following relationships will not be considered independent for this purpose:

     (a)  Employee. A director who is an employee (including non-employee
          --------
executive officers) of the Fund or any of its affiliates may not serve on the Committee until three years following the termination of his or her employment. An affiliate includes a subsidiary, sibling company, predecessor, parent company, or former parent company.

     (b)  Business Relationship. A director (i) who is a partner, controlling
          ---------------------
shareholder, or executive officer of an organization that has a business relationship with the Fund, or (ii) who has a direct business relationship with the Fund (e.g., a consultant) may serve on the Committee only if the Fund's Board determines in its business judgment that the relationship does not interfere with the director's exercise of independent judgment. In making a determination regarding the independence of a director pursuant to this paragraph, the Board will consider, among other things, the materiality of the relationship to the Fund, to the director, and, if applicable, to the organization with which the director is affiliated.

     "Business relationships" can include commercial, industrial, banking, consulting, legal, accounting and other relationships. A director can have this relationship directly with the Fund, or the director can be a partner, officer or employee of an organization that has such a relationship. The director may serve on the Committee without the above-referenced Board determination after three years following the termination of, as applicable, either (1) the relationship between the organization with which the director is affiliated and the Fund, (2) the relationship between the director and his or her partnership status, shareholder interest or executive officer position, or (3) the direct business relationship between the director and the Fund.

     (c)  Cross Compensation Committee Link. A director who is employed as an
          ---------------------------------
executive of another corporation where any of the Fund's executives serves on that Fund's compensation committee may not serve on the Committee.

     (d)  Immediate Family. A director who is an immediate family member of an
          ----------------
individual who is an executive officer of the Fund or any of its affiliates cannot serve on the Committee until three years following the termination of such employment relationship. An immediate family member includes a person's spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than employees) who shares such person's home.

     Notwithstanding the requirements of Parts (a) and (d) above, one director who is no longer an employee or who is an immediate family member of a former executive officer of the Fund or its affiliates, but is not considered independent pursuant to these provisions due to the three-year restriction period, may be appointed, under exceptional and limited circumstances, to the Committee if the Fund's Board determines in its business judgment that membership on the Committee by the individual is required in the best interests of the Fund and its shareholders, and the Fund discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination.

     Each member of the Committee must be financially literate, or become financially literate within a reasonable period of time after his or her appointment to the Committee, as such qualification is interpreted by the Fund's Board in its business judgment. At least one member of the Committee must have accounting or related financial experience, as the Fund's Board interprets such qualification in its business judgment.

Duties and Powers
-----------------

     To carry out its mission, the Committee shall, to the extent it deems appropriate, carry out the following functions:

1. to recommend annually to the Board the selection, retention or termination of independent auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting, auditing or tax services to the investment manager, and to receive the auditors' specific representations as to their independence, delineating all relationships between the auditor and the Fund, consistent with Independence Standards Board ("ISB") Standard No. 1./2/ This should include information on whether the independent auditor performs any significant non-auditing services for the Fund. The Committee is responsible for actively engaging in a dialogue with the auditor with respect to

_______________________
/2/ ISB Standard No. 1 requires the auditor to annually: (1) disclose to the Committee, in writing, all relationships between the auditor and its related entities and the Fund and its related entities that in the auditor's professional judgment may reasonably be thought to bear on independence; (2) confirm in the letter that, in its professional judgment, it is independent of the Fund within the meaning of the Securities Acts administered by the SEC; and (3) discuss the auditor's independence with the audit committee.

   any disclosed relationships or services that may impact the objectives and independence of the auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the outside auditor;

2. to recommend new independent auditors, should it prove necessary, subject to ratification by the Board and shareholder approval, if required;

3. to meet with the Fund's independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits, and the fees proposed to be charged in connection with such services, (ii) to discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s), including any adjustments to such statements recommended by the auditors, or other results of said audit(s), including matters required to be discussed by the Statements on Auditing Standards ("SAS") No. 61,/3/ (iii) to consider the auditors' comments with respect to the Fund's financial policies, procedures and internal accounting controls and management's responses thereto, (iv) to review the form of opinion the auditors propose to render to the Board and shareholders, and (v) to review the performance of the auditor;


_____________________
/3/ SAS 61 requires independent auditors to communicate certain matters related to the conduct of an audit to those who have responsibility for oversight of the financial reporting process, specifically the audit committee. Among the matters to be communicated to the audit committee are: (1) methods used to account for significant unusual transactions; (2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates; and (4) disagreements with management over the application of accounting principles, the basis for management's accounting estimates, and the disclosures in the financial statements.

4. to consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the auditors;

5. to review the fees charged by the auditors for audit and non-audit services;

6. to confer with the officers of the Fund to the extent necessary in its review of the internal controls, accounting practices, fiscal structure and fiscal reporting of the Fund, and as appropriate report to the Board concerning the business of the Committee;

7. to establish rules and procedures necessary for the Committee to fulfill its responsibilities and conduct its business;

8. to investigate improprieties or suspected improprieties and Fund operations, as they are presented to the Committee or brought to the attention of the Committee; and

9.   to review the Fund's financial reporting practices, including:

          (a) accounting policies and practices and significant judgments that may affect the financial statements of the Fund and the selection made from among alternative accounting treatments;

          (b) effects of changes in accounting standards that may significantly affect financial reporting practices;

          (c) reasons for major year-to-year variations in financial statements; and

          (d) reports of any significant accounting accruals, reserves, estimates made by management, and provisions for contingent liabilities.

10. to review the Fund's system of internal controls, including:

          (a) the security of tangible and intangible Fund assets and the security of computer systems and facilities;

          (b) instances of employee defalcation and violations of the Code of Ethics and other Fund policies and procedures; and

          (c) reports from Fund legal counsel with respect to compliance with laws and regulations, significant litigation, and possible impact on financial results.

11. to review the Fund's tax compliance and status, including the status of the Fund's position relative to tax audits and significant issues disputed by tax authorities; and

12. to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

Other Powers and Responsibilities
---------------------------------

     1. The Committee shall normally meet in person twice yearly in June and December prior to the meeting of the full Board to, among other things, review the scope of the proposed annual audit, review the results of the annual audit and the findings and recommendations of the auditors, and consider such other matters as may come before the Committee, and may meet at such other time or times as the Committee or Board may determine appropriate or necessary, and is empowered to hold special meetings as circumstances require.

     2. Each December, the Committee shall issue a report indicating whether the Committee (i) reviewed and discussed the financial statements with management, (ii) discussed the matters required by SAS 61, as modified or supplemented, and (iii) received from the auditors the letter and written disclosure required by ISB Standard No. 1, and discussed with the auditors their independence. The Committee's report should also indicate whether the audit committee, based on its review and its discussions with management and the auditors, recommends to the Board that the financial statements be included in the Fund's annual report for the last fiscal year.

     3. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to utilize Fund counsel and to retain experts or other persons with specific competence at the expense of the Fund.

     4. The Committee shall review this Charter at least annually and recommend any changes to the full Board of Directors.

As Amended: June 13, 2000

                        Please date, sign and mail your
                     proxy card back as soon as possible!

                        Annual Meeting of Shareholders
                             THE MEXICO FUND, INC.

                                March 22, 2001


                             THE MEXICO FUND, INC.

            Proxy Solicited on Behalf of the Board of Directors for
                        Annual Meeting of Shareholders

     The undersigned shareholder of The Mexico Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints Jose Luis Gomez Pimienta and Sander M. Bieber and each of them proxies of the undersigned, with full power of substitution, to vote and act in the name and stead of the undersigned at the Annual Meeting of Shareholders of the Fund, to be held at 30 Rockfeller Plaza, 23rd Floor, New York, New York 10112, on March 22, 2001 at 2:00 P.M., New York City time, and at any and all adjournments thereof, according to the number of votes the undersigned would be entitled to cast if personally present.

     The shares represented by this proxy will be voted in accordance with instructions given by the shareholder, but if no instructions are given, this proxy will be voted in favor of proposals 1 and 2 and against proposal 3 as set forth in this proxy.

     The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement dated February 22, 2001.

                          (Continued on reverse side)

                Please Detach and Mail in the Envelope Provided
--------------------------------------------------------------------------------
A [X] Please mark your votes as in this example.

The Board of Directors of the Fund recommends that Shareholders vote FOR proposals 1 and 2 and AGAINST proposal 3.

1. Election of the nominees             Nominees:
   listed at right to serve                    Robert L. Knauss
   as members of the Fund's                    Jose Luis Gomez Pimienta
   Board of Directors, as                      Claudio X. Gonzalez
   Class II Directors, for
   a term expiring in 2004
   and until their successors
   are elected and qualified;

FOR        WITHHELD
[_]          [_]


For, except as marked to the contrary below:

----------------------------------


2. Ratification of the selection of Arthur Andersen LLP as independent public accountants of the Fund for the fiscal year ending October 31, 2001.

  FOR    AGAINST    ABSTAIN
  [_]      [_]        [_]


3. To consider a shareholder proposal that the shareholders of the fund recommend that the Board of Directors consider implementing a policy that on any business day, any unit of 100,000 shares of the Fund's stock may be delivered to the Fund in exchange for proportionate amounts of the underlying assets securities and money) represented by the unit (adjusted for accrued but unpaid income and expenses).

  FOR    AGAINST    ABSTAIN
  [_]      [_]        [_]


4. In their discretion of the above named proxies, such other business as may properly come before the Meeting or any adjournment thereof.


SIGNATURE(S)_______________________________________DATED________________

NOTE: Please sign, date and return promptly. Signature(s) should be exactly as name or names appear on proxy. If shares are held jointly, each holder should sign. If signing as attorney, executor, administrator, trustee or guardian, please give full name.